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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2007

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)

------------------------------ -------------------------- ----------------------
           Delaware                     0-12500                 13-3145265
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
------------------------------ -------------------------- ----------------------


                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

        On January 20, 2007, Isramco Inc. (the "Company") furnished to Five States Energy Company, L.L.C. ("Five States") notice of the Company's termination of the Purchase and Sale Agreement (the "Purchase Agreement") dated as of November 14, 2006, pursuant to which the Company was to purchase from Five States certain oil and gas properties located in Texas and New Mexico for a purchase price of $100 million (the "Purchase Price"). The Company disclosed the material terms of the Purchase Agreement on a Current Report on Form 8-K that it filed on November 22, 2006.

        The Company terminated the Purchase Agreement on the grounds that certain of the closing conditions specified in the Purchase Agreement that are conditions precedent to the Company's obligation to close have not been satisfied. These conditions relate to defects in the seller's defensible title to properties which are the subject of the Purchase Agreement and the failure to appoint the Company as operator on certain specified properties. In connection with the notice of termination, the Company requested that Five States return to it the $3 million deposit that the Company made to Five States at the time of the execution of the Purchase Agreement.

        Five States advised the Company that it rejects the Company's contentions and accordingly refuses to refund the $3 million deposit.

        The Company will be taking legal action in order to obtain the deposit.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

None



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  DATED: JANUARY 25, 2007               ISRAMCO, INC.

                                                     BY: /s/ Haim Tsuff
                                                         --------------
                                                         HAIM TSUFF
                                                         CHIEF EXECUTIVE OFFICER